               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                                  ANNUAL REPORT

Dear Investor:

FUND PERFORMANCE

As both investors and Americans, we were not sorry to see 2001 come to an end. The Transamerica Occidental's Separate Account Fund B (the "Fund") finished the year down -17.63% compared to the S&P's decline of -11.88%. A weak economy compounded by a severe decline in technology spending and the tragic events of September 11 produced very poor returns in the stock market. Growth funds were hit especially hard.

PORTFOLIO MANAGER COMMENTS

After two straight years of negative stock market returns, one should ask, "What has changed?" It doesn't seem that long ago that the economy was bustling, dot.com companies were going to take over the world, and stock market returns were easy to come by. Much has changed. Dot.com companies, by and large, turned out to be nothing more than an investment banking hoax. Valuations are certainly more reasonable, but are still on the high side of historic ranges as earnings have come down sharply. Finally, significant excess capacity exists in many sectors of the economy as demand has slackened causing deflationary ripples. Sectors like telecommunications, technology, autos, airlines, and energy have been most affected.

What to do? Difficult economic conditions are scary, but they also produce opportunities for companies that know how to take advantage of the environment. We are stressing the following factors as we look forward to a better environment in 2002. First, we want to own companies that possess strong balance sheets and generate excess cash flow or capital. These essential ingredients allow our companies to not only withstand the downturn, but also to make well-timed investments in their business. Second, we want to own companies that are improving their competitive position in the downturn. When the economy recovers, these companies will emerge stronger relative to their competitors and have greater earnings power. Finally, we favor companies whose businesses are growing organically as opposed to acquired growth. Companies that are dependent on the markets to finance acquisitive growth find themselves in a difficult position when the markets are no longer accommodative.

The events of September 11 afforded us the opportunity to make some well-timed investments in high quality companies that declined in price. We initiated new positions in Expeditors International, a fast growing company in transportation logistics, Paychex Corp., a leading payroll processor for small to mid-sized businesses, and finally, Walgreens, the leading retailer in the drugstore industry.

GOING FORWARD

The companies we own possess the above criteria in spades, and we strongly believe that the majority of our businesses will emerge as tougher competitors with enhanced earning power in the economic recovery. All of the businesses outlined above are recognized as leaders in their respective industries.

Thank you for your continued investment in Separate Account Fund B.

                                            /s/ Gary U. Rolle
                                             Gary U. Rolle
                                             President and
                                             Chairman, Board of Managers
                                             Transamerica Occidental's
                                             Separate Account Fund B

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. VALUE WILL FLUCTUATE; CAN LOSE PRINCIPAL.

                        TABLE OF ACCUMULATION UNIT VALUES

                                  Accumulation
        End of Quarter            Unit Value
        --------------           ------------
December, 1991.................    4.908113
March, 1992....................    4.895752
June, 1992.....................    4.798707
September, 1992................    4.981578
December, 1992.................    5.580041
March, 1993....................    5.893141
June, 1993.....................    6.139891
September, 1993................    6.868266
December, 1993.................    6.851062
March, 1994....................    6.629959
June, 1994.....................    6.325672
September, 1994................    6.905430
December, 1994.................    7.364882
March, 1995....................    8.376121
June, 1995.....................    9.806528
September, 1995................   11.275672
December, 1995.................   11.163517
March, 1996....................   11.495829
June, 1996.....................   12.356950
September, 1996................   13.007681
December, 1996.................   14.289273

                                  Accumulation
        End of Quarter            Unit Value
        --------------           ------------
March, 1997....................   14.574090
June, 1997.....................   18.948025
September, 1997................   22.762719
December, 1997.................   20.822981
March, 1998....................   24.769837
June, 1998.....................   26.122076
September, 1998................   24.532238
December, 1998.................   31.039623
March, 1999....................   36.274720
June, 1999.....................   36.182643
September, 1999................   33.766134
December, 1999.................   43.812753
March, 2000....................   49.902772
June, 2000.....................   46.517366
September, 2000................   45.550563
December, 2000.................   38.753772
March, 2001....................   32.935996
June, 2001.....................   34.566512
September, 2001................   27.939022
December, 2001.................   31.800123

The table above covers the period from December, 1991, to December, 2001. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2001

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          BANKING (7.87%)
70,000    Northern Trust Corp..................... $ 4,215,400
60,000    State Street Corp.......................   3,135,000
                                                   -----------
                                                     7,350,400
                                                   -----------
          BASIC INDUSTRY (2.29%)
50,000    Pharmacia Corporation...................   2,132,500
                                                   -----------
          BROKERAGE (3.32%)
200,000   Charles Schwab Corporation..............   3,094,000
                                                   -----------
          COMMUNICATIONS (27.40%)
70,000    Clear Channel Communications*...........   3,563,700
105,000   ComCast Corp............................   3,780,000
85,000    Cox Communications Inc*.................   3,562,350
85,000    Lamar Advertising Co*...................   3,598,900
250,000   Liberty Media Corp*.....................   3,500,000
95,000    Moody's Corporation.....................   3,786,700
75,000    QUALCOMM, Inc.*.........................   3,787,500
     0    Vodafone Group PLC-SP ADR...............           0
                                                   -----------
                                                    25,579,150
                                                   -----------
          CONSUMER CYCLICAL (10.70%)
40,000    Marriott International..................   1,626,000
110,000   Radioshack Corporation..................   3,311,000
120,000   Robert Half Intl Inc*...................   3,204,000
55,000    Walgreen Company........................   1,851,300
                                                   -----------
                                                     9,992,300
                                                   -----------

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          CONSUMER NON CYCLICAL (6.95%)
540,000   Rite Aid Corp*..........................   2,732,400
90,000    Safeway, Inc*...........................   3,757,500
                                                   -----------
                                                     6,489,900
                                                   -----------
          NON-CAPTIVE FINANCE (6.75%)
90,000    MBNA Corp............................... $ 3,168,000
90,000    Paychex Inc.............................   3,136,500
                                                   -----------
                                                     6,304,500
                                                   -----------
          OTHER INDUSTRY (3.97%)
65,000    Expeditors Intl Washington IN...........   3,701,750
                                                   -----------
          TECHNOLOGY (25.30%)
40,000    Applied Materials, Inc*.................   1,604,000
120,000   Concord EFS Inc*........................   3,933,600
100,000   First Data Corp.........................   7,845,000
125,000   Intel Corp..............................   3,931,250
55,000    Microsoft Corp*.........................   3,643,750
70,000    Verisign, Inc*..........................   2,662,800
                                                   -----------
                                                    23,620,400
                                                   -----------
          TRANSPORTATION (3.50%)
60,000    United Parcel Service...................   3,270,000
                                                   -----------
                                                    91,534,900
          TOTAL COMMON STOCK (98.05%).............
                                                   ===========
                                                     1,823,603
          Cash, Cash Equivalents and Receivables
           Less Liabilities (1.95%)...............
                                                   -----------
                                                   $93,358,503
          NET ASSETS (100.00%)....................
                                                   ===========

------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 * Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2001

ASSETS:
Investments in common stock -- at market value (cost
  $76,962,080)..............................................    $91,534,900
Cash and cash equivalents...................................      1,882,488
Dividends and interest receivable...........................         42,600
                                                                -----------
     TOTAL ASSETS...........................................     93,459,988
LIABILITIES:
Due to Transamerica Occidental's general account............        101,485
                                                                -----------
NET ASSETS..................................................    $93,358,503
                                                                ===========
Net assets attributed to variable annuity
  contractholders -- 2,935,791 units at $31.800123 per
  unit......................................................    $93,358,503
                                                                ===========

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year ended        Year ended
                                                              December 31,      December 31,
                                                                  2001              2000
                                                              ------------      ------------
Net investment loss.........................................  $   (879,229)     $ (1,530,299)
Net realized gain/loss from security transactions...........    (5,598,250)       34,059,581
Net change in unrealized appreciation/depreciation on
  investments...............................................   (15,197,287)      (46,900,631)
                                                              ------------      ------------
Net decrease in net assets resulting from operations........   (21,674,766)      (14,371,349)
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)..............        48,914            37,060
Payments to Contract Owners:
  Annuity payments..........................................       (31,298)          (94,496)
  Terminations and withdrawals..............................    (2,325,766)       (3,334,845)
                                                              ------------      ------------
Total decrease in net assets................................   (23,982,916)      (17,763,630)
Balance at beginning of period..............................   117,341,419       135,105,049
                                                              ------------      ------------
Balance at end of period....................................  $ 93,358,503      $117,341,419
                                                              ============      ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2001

NET INVESTMENT LOSS
  INCOME:
     Dividends..............................................  $    282,061
     Interest...............................................       135,574
                                                              ------------
       Total investment income..............................       420,635
                                                              ------------
  EXPENSES:
     Investment management services.........................       299,968
     Mortality and expense risk charges.....................       999,896
                                                              ------------
       Total expenses.......................................     1,299,864
                                                              ------------
  Net investment loss.......................................      (879,229)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions..............    (5,598,250)
  Net change in unrealized appreciation/depreciation on
     investments............................................   (15,197,287)
                                                              ------------
  Net realized and unrealized loss on investments...........   (20,795,537)
                                                              ------------
       Net decrease in net assets resulting from
        operations..........................................  $(21,674,766)
                                                              ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                          NOTES TO FINANCIAL STATEMENTS

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

     Transamerica Occidental's Separate Account Fund B (the Fund) is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Common Stock

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $57,610,403 and $62,419,377, respectively, in December 2001. The Fund had gross unrealized gains of $17,839,510 and gross unrealized losses of $3,266,689 at December 31, 2001 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund form a part of, and are taxed with, those of Transamerica Occidental Life Insurance Company (Transamerica Occidental Life), which is taxed as a "life insurance company" under the Internal Revenue Code. Under the current Internal Revenue Code law, the investment income of the Fund, including realized and unrealized capital gains is not taxable to Transamerica Occidental Life as long as the earnings are credited under the Contract. Accordingly, no provision for Federal income taxes has been made.

Expenses

     The value of the Fund has been reduced by charges on each valuation date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

     The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 2001, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $67,971,394) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- INVESTMENT ADVISORY ARRANGEMENTS

     No remuneration was paid during 2001 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

     At a December board meeting, the Fund B Board of Managers approved, effective December 31, 2001, a change in Fund B's investment adviser from Transamerica Investment Management LLC to AEGON/Transamerica Fund Advisers, Inc. and a change in the sub-adviser from Transamerica Investment Services to Transamerica Investment Management LLC. Also, the Board of Managers nominated the current directors of AEGON/Transamerica Series Fund, Inc. (ATSF) to the Board of Managers for Fund B, subject to shareholder approval which is scheduled for April 17, 2002. The resignation of the current Board of Managers will become effective upon the election of the ATSF directors.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each period are as follows:

                                              Year Ended
                                             December 31,
                                                 2001         2000       1999       1998       1997
                                             ------------    -------    -------    -------    -------
Investment income..........................    $ 0.141       $ 0.096    $ 0.097    $ 0.098    $ 0.077
Expenses...................................      0.436         0.598      0.456      0.328      0.244
                                               -------       -------    -------    -------    -------
Net investment loss........................     (0.295)       (0.502)    (0.359)    (0.230)    (0.167)
Net realized and unrealized gain (loss) on
  investments..............................     (6.659)       (4.558)    13.132     10.447      6.701
                                               -------       -------    -------    -------    -------
    Net increase (decrease) in accumulation
      unit value...........................     (6.954)       (5.059)    12.773     10.217      6.534
Accumulation unit value:
  Beginning of period......................     38.754        43.813     31.040     20.823     14.289
                                               -------       -------    -------    -------    -------
  End of period............................    $31.800       $38.754    $43.813    $31.040    $20.823
                                               =======       =======    =======    =======    =======
Ratio of expenses to average accumulation
  fund balance.............................       1.29%         1.33%      1.29%      1.32%      1.33%
Ratio of net investment loss to average
  accumulation fund balance................      (0.87)%       (1.12)%    (1.02)%    (0.92)%    (0.91)%
Portfolio turnover.........................      58.91%        49.87%     34.45%     53.78%     15.21%
Number of accumulation units outstanding at
  end of period (000's omitted)............      2,936         3,028      3,084      3,193      3,273

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Contractholders and Board of Managers, Transamerica Occidental's
  Separate Account Fund B
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                              -S- ERNST & YOUNG LLP

Des Moines, Iowa
February 1, 2002

          TRANSAMERICA
      OCCIDENTAL'S SEPARATE
         ACCOUNT FUND B

      MANAGERS AND OFFICERS

GARY U. ROLLE, President,
Chairman of Board
DR. JAMES H. GARRITY, Manager
PETER J. SODINI, Manager
                                                           (LOGO)
JON C. STRAUSS, Manager
WILLIAM T. MILLER, Treasurer,
Assistant Secretary
THOMAS M. ADAMS, Secretary
REGINA M. FINK, Assistant
Secretary

Distributor:

Transamerica Financial Resources,
Inc.
1150 South Olive
Los Angeles, California
90015-2211
Tel. (800) 245-8250

                                             TRANSAMERICA
Custodian:

Mellon Bank Securities Trust
                                             OCCIDENTAL'S
1 Mellon Bank Ctr.
Pittsburgh, PA 15258                         SEPARATE
Tel. (800) 234-6356
                                             ACCOUNT FUND B

                                             ANNUAL
Transamerica Occidental
Life Insurance Company
                                             FINANCIAL
Annuity Service Center
4333 Edgewood Road NE
                                             REPORT
Cedar Rapids, IA 52499

877-717-8861

              (LOGO)

                                             DECEMBER 31, 2001

Must be preceded by a current Separate Account B prospectus.

TFM 1036 Ed. 2-98